Exhibit 99.1

AMENDMENT NO. 1 TO FIFTH AMENDED
AND RESTATED LOAN AGREEMENT

This Amendment No. 1 to Fifth Amended and Restated Loan Agreement (the “Amendment”), dated as of February  20, 2026 (the “Effective Date”), is made by and among RCM TECHNOLOGIES, INC., a Nevada corporation (“RCM”), RCM TECHNOLOGIES (USA), INC., a New Jersey corporation (“RCMT USA”), RCMT DELAWARE, INC., a Delaware corporation (“RCMT DE”), RCMT EUROPE HOLDINGS, INC., a Delaware corporation (“RCMT Europe”), RCM TECHNOLOGIES CANADA CORP., a Nova Scotia, Canada corporation (“RCMT Canada” and together with RCM, RCMT USA, RCMT DE, RCMT Europe and each Subsidiary becoming a party hereto from time to time pursuant to a Subsidiary Joinder Agreement, each a “Borrower” and, collectively, the “Borrowers”), CITIZENS BANK, N.A., a national banking association (as successor by merger to Citizens Bank of Pennsylvania), in its capacity as administrative agent and arranger (the “Administrative Agent”), and CITIZENS BANK, N.A., a national banking association (as successor by merger to Citizens Bank of Pennsylvania), as lender (the “Lender”).

BACKGROUND
A.     The Administrative Agent, the Lender and the Borrowers made, executed and delivered a Third Amended and Restated Loan Agreement, dated as of August 9, 2018, as amended and restated by that certain Fifth Amended and Restated Loan Agreement, dated as of December 3, 2024 (as amended and restated, collectively, the “Original Loan Agreement”).

B.     In connection with the Original Loan Agreement, the Borrowers and the Administrative Agent entered into a certain Amended and Restated Pledge and Security Agreement, dated August 9, 2018, pursuant to which the Borrowers granted to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in the Collateral (as defined therein) (the “Original Pledge and Security Agreement”).

C.     In connection with the Original Loan Agreement, the Borrowers executed and delivered a Twelfth Amended and Restated Revolving Credit Note payable to the order of the Lender, dated December 3, 2024 (the “Existing Restated Credit Note”).

D.     As security for (a) the punctual performance in full by the Borrowers of their obligations under the Loan Documents (as such term is defined in the Original Loan Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, and (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrowers to the Administrative Agent or the Lenders, in each case whether presently existing or hereafter arising (collectively, the “Secured Obligations”), the Borrowers have granted a security interest to the Administrative Agent, for the benefit of the Lenders, in the Collateral (as such term is defined in the Original Pledge and Security Agreement), pursuant to the terms and provisions of the Original Pledge and Security Agreement.

E.     The Borrowers have requested that the Lenders agree to amend the Original Loan Agreement to provide for a temporary increase in revolving line of credit facility from a maximum limit of $65,000,000.00 to $75,000,000.00 (which revolving line of credit facility shall include the ability of the Borrowers to request the issuance of trade and standby letters of credit thereunder).

F.     The Borrowers, the Administrative Agent and the Lender desire, subject to the terms and conditions set forth herein, to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Loan Agreement”).

NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.     Defined Terms.  Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan Agreement.  This Amendment is intended to amend the Original Loan Agreement, and the Original Loan Agreement shall be so amended, from and as of the date hereof.

2.     Amendment to Section 1.1 of Original Loan Agreement.

(a)     The defined term “Revolving Commitment” appearing in Section 1.1 of the Original Loan Agreement are hereby amended and restated to read in its entirety as follows:
“Revolving Commitment” means, with respect to each Lender, the commitment hereunder of such Lender to make Revolving Loans and to acquire participations in Letters of Credit in an aggregate outstanding amount not exceeding the amount of such Lender’s Revolving Commitment as set forth on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment in accordance with Section 10.4(b), as applicable, as such Revolving Commitment may be adjusted from time to time pursuant to Section 2.4 or Section 2.10 or pursuant to assignments by or to such Lender pursuant to Section 10.4.  The aggregate amount of the Revolving Commitments (i) from the Effective Date through August 31, 2026 shall be $75,000,000.00, and (ii) from and after September 1, 2026 through the Maturity Date shall be reduced to $65,000,000.00.  On September 1, 2026, to the extent the aggregate principal amount of all outstanding Revolving Loans exceed $65,000,000.00, such excess amounts shall automatically become due and payable in full.
3.     Reaffirmation.  Pursuant to the terms of that certain Amended and Restated Pledge and Security Agreement dated August 9, 2018 among the Borrowers and the Administrative Agent (the “Original Pledge and Security Agreement”), the Borrowers have provided to the Administrative Agent, for the benefit of the Lenders, as security for the payment and performance of any and all of the Secured Obligations and the performance of all other obligations and covenants of Borrowers under the Original Loan Agreement, as so amended and restated, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Administrative Agent or the Lenders, a first priority, perfected security interest in the Collateral.  Each Borrower hereby ratifies and confirms the liens and security interests granted under Original Pledge and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of any Borrower under the Loan Agreement and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by any Borrower to the Administrative Agent or the Lenders, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the Fifth Amended and Restated Loan Agreement or the amendments to the Original Loan Agreement set forth herein. Each Borrower acknowledges that the outstanding principal amount of the Existing Restated Credit Note is due and owing without any claim, defense or set-off.

4.     Representations and Warranties.  Each Borrower hereby confirms that the representations and warranties set forth in the Original Loan Agreement remain true and correct in all material respects.  Each Borrower also represents and warrants that (a) no Default or Event of Default is presently outstanding under any of the terms and conditions of the Original Loan Agreement; (b) each Borrower has full power and authority to execute, deliver, and perform its obligations under this Agreement and under any document or instrument executed in connection with this Agreement; (c) the execution, delivery, and performance of this Agreement and of any document or instrument executed in connection with this Agreement will not violate any provision of any existing law or regulation applicable to any Borrower, any provision of its governing organizational documents, any order or decree of any court, arbitrator or governmental authority, or any contractual undertaking to which it is a party or by which it may be bound; (d) no consents, licenses, approvals or authorizations of, exemptions by or registrations or filings with, any governmental authority are required with respect to this Agreement or any of the documents or instruments executed by a Borrower in connection herewith; and (e) this Agreement constitutes the legal valid and binding obligations of each Borrower, enforceable in accordance with its terms.  All representations, warranties and covenants of the Borrowers, whether hereunder, or contained in the Original Loan Agreement or the other Loan Documents, shall remain in full force and effect until all amounts due under the Original Loan Agreement, as amended herein, the Existing Restated Credit Note and each other Loan Document, are satisfied in full.

5.     Complimentary Nature of Documents.  Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan Agreement and each other Loan Document are in full force and effect and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan Agreement shall be deemed as complementing and not restricting the Administrative Agent’s or the Lender’s rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment and any provision of the Original Loan Agreement, the terms and provisions of this Amendment shall control and prevail.

6.     Effectiveness Conditions.  This Amendment shall be effective upon (i) execution of this Amendment by all parties hereto, (ii) the delivery by the Borrowers to Administrative Agent, for the benefit of the Lenders, of a Thirteenth Amended and Restated Revolving Credit Note in the maximum total principal amount of the Revolving Commitment, (iii) Administrative Agent’s receipt a certificate of the President or a Vice President and the Secretary or Assistant Secretary of each Borrower, dated the Closing Date, substantially in the form of Exhibit E attached to the Original Loan Agreement, including, inter alia, evidence of the authority of each Borrower to incur the increased indebtedness evidenced by such Thirteenth Amended and Restated Revolving Credit Note, (iv) updated Schedules to the Original Loan Agreement, to the extent required to make the representations set forth therein true and correct as of the Effective Date, and (v) Administrative Agent’s receipt of an amendment fee in the amount of $15,000.

7.     Release of Claims.  In consideration of the benefits provided to the Borrowers under the terms and provisions hereof, each Borrower hereby agrees as follows ("General Release"):

     (a)     Each Borrower, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge the Administrative Agent and the Lender, all of their respective predecessors in interest, and all of their respective past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that any Borrower now has or may acquire as of the date that the Borrowers have executed and delivered this Amendment to the Administrative Agent (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by the Administrative Agent or the Lender, or any of their respective predecessors in interest, to any Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

     (b)     Each Borrower hereby acknowledges, represents and warrants to the Administrative Agent and the Lender that it agrees to assume the risk of any and all unknown, unanticipated or misunderstood Released Claims which are released by the provisions of this General Release in favor of the Administrative Agent and the Lender, and each Borrower hereby waives and releases all rights and benefits which it might otherwise have under any state or local laws or statutes with regard to the release of such unknown, unanticipated or misunderstood Released Claims.

     (c)     Each person signing below on behalf of a Borrower acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that any Borrower may have as of the Release Date.  Each Borrower hereby acknowledges that it has had an opportunity to obtain an attorney’s advice concerning the legal consequences of each of the provisions of this General Release.

     (d)     Each Borrower hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of the Administrative Agent or the Lender; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject a Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

8.     Counterparts; Electronic Signature.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed signature page counterpart hereof by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms,  deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Administrative Agent or the Lender to accept electronic signature counterparts in any form or format and (y) the Administrative Agent and the Lender reserve the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

9.     Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that a Borrower may not assign or transfer its rights hereunder), and no other parties shall be a beneficiary hereunder.

10.     Miscellaneous.  This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; and (b) may only be amended or modified pursuant to a writing signed by the parties hereto.  If any provision hereof is in conflict with any statute or rule of law of the Commonwealth of Pennsylvania or any other statute or rule of law of any other applicable jurisdiction or is otherwise unenforceable, such provisions shall be deemed null and void only to the extent of such conflict or unenforceability and shall be deemed separate from and shall not invalidate any other provision of this Agreement.

11.     WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE ADMINISTRATIVE AGENT OR THE LENDER WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

12.     Reimbursement of Costs.  The Borrowers hereby jointly and severally agree that they will pay, or cause to be paid or reimburse the Administrative Agent and the Lender for, all of costs and expenses incurred by them in connection with this Amendment, including without limitation the fees of their legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

BORROWERS:
RCM TECHNOLOGIES, INC.
By:     /s/ Kevin D. Miller
Print Name:     Kevin D. Miller
Title:     Chief Financial Officer

RCM TECHNOLOGIES (USA), INC.
By:     /s/ Kevin D. Miller
Print Name:     Kevin D. Miller
Title:     Chief Financial Officer
RCMT DELAWARE, INC.
By:     /s/ Kevin D. Miller
Print Name:     Kevin D. Miller
Title:     Chief Financial Officer
RCM TECHNOLOGIES CANADA CORP.
By:     /s/ Kevin D. Miller
Print Name:     Kevin D. Miller
Title:     Chief Financial Officer
RCMT EUROPE HOLDINGS, INC.
By:     /s/ Kevin D. Miller
Print Name:     Kevin D. Miller
Title:     Chief Financial Officer

ADMINISTRATIVE AGENT:
CITIZENS BANK, N.A.,
as Administrative Agent and Arranger
By:     /s/ Lisa S. Williams
Print Name:     Lisa S. Williams
Title:     Senior Vice President
LENDERS:
CITIZENS BANK, N.A., as Lender
By:     /s/ Lisa S. Williams
Print Name:     Lisa S. Williams
Title:     Senior Vice President